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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) October 28, 2003
                                                      ----------------


                      Commission File Number 33-64325
                                             --------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
------------------------              ------------------------------------
(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                           Page 1 of 6 pages.


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ITEM 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          (a)(1)   Previous independent accountants

                   (i) In its letter to Reunion Industries, Inc. (Registrant) dated September 30, 2003, Wiss & Company, LLP, the Registrant's then independent accountants, informed the Registrant of its decision to discontinue providing audit services to registrants with the United States Securities and Exchange Commission (SEC). A copy of Wiss & Company's September 30, 2003 letter is filed herein as Exhibit 99 to this Current Report on Form 8-K.

                   (ii) Having only provided financial statement review services to the Registrant relating to the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2003 as filed with the SEC on August 14, 2003, Wiss & Company, LLP did not issue any reports on the financial statements of the Registrant for the past two fiscal years.

                   (iii) This paragraph is not applicable, as the change in
                         accountants is necessitated by the decision of Wiss & Company, LLP, to exit the SEC practice area.

                   (iv) In connection with its review of the Registrant's financial statements for the period ended June 30, 2003 and through October 28, 2003, there have been no disagreements with Wiss & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or review scope or procedure.

                   (v) During the period ended June 30, 2003 and through October 28, 2003, there have been no reportable events (as defined in Regulation S-K Item 304
                         (a)(1)(v)).

          (a)(2)   New independent accountants

                   Effective on October 28, 2003, the Registrant engaged Mahoney Cohen & Company, CPA, P.C. (Mahoney) as its new independent accountants. The selection of Mahoney by the Registrant was based on several factors, including the departure to Mahoney from the previous independent accountants discussed in (a)(1)(i) above of the audit engagement management formerly responsible for providing auditing services to the Registrant and the Registrant's desire to maintain continuity of engagement staffing. Prior to their appointment as independent accountants, Mahoney Cohen & Company, CPA, P.C., had not been consulted by the Registrant on any matters.

          (a)(3) The Registrant provided Wiss & Company, LLP with a copy of this Current Report on Form 8-K no later that the date this report was filed with SEC and has requested that Wiss & Company, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the Registrant's statements in Item 4(a)(1) and 4(a)(3) herein. A copy of such letter is filed herein as Exhibit 16 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                   16          Letter from Wiss & Company, LLP pursuant to
                               Item 304(a)(3) of Regulation S-K.

                   99 Letter from Wiss & Company, LLP to Mr. Kimball Bradley, President, Reunion Industries, Inc., regarding Wiss & Company's decision to discontinue providing audit services to
                               SEC registrants.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  October 29, 2003                       REUNION INDUSTRIES, INC.
       ----------------                             (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

                                EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                 Page
-----------     ----------------------                                 ----

    16          Letter from Wiss & Company, LLP pursuant to              5
                Item 304(a)(3) of Regulation S-K.


    99          Letter from Wiss & Company, LLP to Mr. Kimball           6
                Bradley, President, Reunion Industries, Inc., regarding Wiss & Company's decision to discontinue providing audit services to
                SEC registrants.

                                                             EXHIBIT 16


Wiss & Company, LLP
354 Eisenhower Parkway
Livingston NJ  07039

October 29, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4(a)(1) and 4(a)(3) of Form 8-K, dated October 29, 2003, of Reunion Industries, Inc. We are in agreement with the statements in paragraphs (a)(1)(i), (a)(1)(ii), (a)(1)(iii), (a)(1)(iv), (a)(1)(v) and
(a)(3) contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                    /s/ WISS & COMPANY, LLP

                                                             EXHIBIT 99


Wiss & Company, LLP
354 Eisenhower Parkway
Livingston NJ  07039

September 30, 2003

Mr. Kimball Bradley
President & COO
Reunion Industries, Inc.
11 Stanwix Street, Suite 1400
Pittsburgh, PA  15222

Dear Kimball:

As a follow up to my conversation with Jack Froehlich, I am informing you that after careful consideration Wiss & Company, LLP has decided to discontinue providing audit services to SEC registrants and is exiting the practice area.

By informing you now, we expect you will have sufficient lead-time to secure other auditors.

This decision, while difficult, given our long-standing reputation in the area, is caused by a variety of business factors, including the recent rash of legislative changes enacted following the passing of the Sarbanes-Oxley Act of 2002.

Wiss has valued its relationship with your organization and will assist you in your transition to new auditors.

Furthermore, we will be available to provide you with tax consulting, business advisory or other services, if you desire.

Best of luck to you in the future.

Cordially,


Jeffrey Campo, CPA
Managing Partner

Copy to J.M. Froehlich, CFO

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